Exhibit 10.01

Principal Amount of Note: $ _________________________	Date of Note: ________, 20__

THE SECURITIES REPRESENTED BY THIS PROMISSORY NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

$300,000 UNSECURED CONVERTIBLE PROMISSORY NOTE OFFERING

FOR VALUE RECEIVED, Paxton Energy, Inc. (the “Company”)  promises to pay to the order of Holder and his successors and permitted assigns (the “Holder”), the principal sum plus   interest, which shall accrue from the date of this Note on the unpaid principal amount at a rate equal to 9 % per annum, compounded annually.

This Note is subject to the following terms and conditions.

1.              Maturity.  Unless converted as provided in Section 2 or as provided in Section 3, this Note will automatically mature and be due and payable on December 31, 2010 (the “Maturity Date”).  Subject to Section 2 below, interest shall accrue on this Note, and accrued interest shall be due and payable at maturity.

2.              Conversion by Holder

(a)           Conversion by Holder.   The principal amount of this Note and interest will be converted, in whole, into shares and warrants of the Company upon the completion of the Company’s $3,000,000 Offering Memorandum sale of Common Shares and Warrants, convertible into common stock and warrants. The number of shares of Common Stock and Warrants to be issued upon such conversion shall be equal to a discount of 66% of the price of the common stock and warrants offered under the Offering Memorandum. Holder will be entitled to the same registration rights, if any, in the Offering Memorandum.

 (b)           Mechanics and Effect of Conversion.  Upon conversion of this Note pursuant to this Section 2, the Holder shall surrender this Note, duly endorsed, at the principal offices of the Company or any transfer agent of the Company.  At its expense, the Company will, as soon as practicable thereafter, issue and deliver to such Holder, at such principal office, a certificate or certificates for the number of shares to which such Holder and the Warrant Agreement for the number of shares the holder is entitled upon such conversion.  Upon conversion of this Note, the Company will be forever released from all of its obligations and liabilities under this Note with regard to the principal amount.

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(c)           ESCROW. Note proceeds to be held in Escrow to be released upon the Company approving and executing a Change of Control Agreement with Volk.

3.             Transfer; Successors and Assigns.  The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.  Notwithstanding the foregoing, the Holder may not assign, pledge, or otherwise transfer this Note without the prior written consent of Company. Subject to the preceding sentence, this Note may be transferred only upon surrender of the original Note for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to Company.  Thereupon, a new note for the same principal amount and interest will be issued to, and registered in the name of, the transferee.  Interest and principal are payable only to the registered holder of this Note.

4.             Governing Law.  This Note and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Nevada, without giving effect to principles of conflicts of law.

5.             Notices.  Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party’s address or facsimile number as set forth below or as subsequently modified by written notice.

6.             Amendments and Waivers.  Any term of this Note may be amended only with the written consent of Company and at least a majority in interest of the Holders. Any amendment or waiver effected in accordance with Section 9 shall be binding upon the Company, each Holder and each transferee of any Note.

7.             Stockholders, Officers and Directors Not Liable.  In no event shall any stockholder, officer or director of the Company be liable for any amounts due or payable pursuant to this Note.

8.             Counterparts.  This Note may be executed in any number of counterparts, each of which will be deemed to be an original and all of which together will constitute a single agreement.

9.             Action to Collect on Note.  If action is instituted to collect on this Note, the Company promises to pay all costs and expenses, including reasonable attorney’s fees, incurred in connection with such action.

10.           Loss of Note.  Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Note or any Note exchanged for it, and indemnity satisfactory to the Company (in case of loss, theft or destruction) or surrender and cancellation of such Note (in the case of mutilation), the Company will make and deliver in lieu of such Note a new Note of like tenor.

Paxton Energy, Inc.		“Holder”

By:
	Jim Burden, President	Signature

Type or print signature

Address

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City, State, Zip Code

SUBSCRIPTION TO PURCHASE CONVERTIBLE DEBENTURE  UNITS TO
CONVERT TO SHARES OF COMMON STOCK AND COMMON STOCK PURCHASE WARRANTS OF

PAXTON ENERGY, INC.

I, _________________________________, state that my individual (including my spouse’s) net worth at this time –

(check one): does [  ] does not [  ] exceed $1,000,000

or

(check one only. If “does not” was checked above) I had [  ] did not have [  ] an individual income in excess of $200,000 in each of the two most recent years or joint income with my spouse in excess of $300,000 in each of those years and have a reasonable expectation of reaching the same income level in the current year.

I am acquiring the securities described below for investment and for myself.  I understand that the securities have not been registered under the Securities Act of 1933 and, therefore, cannot be resold unless registered under the Securities Act or unless an exemption from registration is available.  I further understand that a legend shall be placed on the certificate that evidences the securities stating that the securities have not been registered under the Securities Act and referring to the restrictions on transferability and sale of the securities. Finally, I acknowledge that there has been made available to me the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and to obtain any additional information that the issuer possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information furnished.

Signature

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SUBSCRIPTION

I hereby subscribe to purchase _____________________ unregistered (restricted) Convertible Debenture Units Paxton Energy, Inc. at $10,000 a Unit.  Attached is my check or wire in the amount of $________________ for this purchase.  Please have the securities issued and sent to me at the address below.

Accepted on __________________, 20__        Subscribed on ____________________, 20__

Paxton Energy, Inc.	“Holder”:

By:
	Jim Burden, President	Subscriber’s Signature

Full name:

Address:

City/State/Zip:

Telephone:

SS#:

INSTRUCTIONS FOR DELIVERY OF

•	TWO-PAGE, SIGNED SUBSCRIPTION DOCUMENT, AND
•	PAYMENT OF SUBSCRIPTION AMOUNT

  Mail the two-page, signed subscription document and a check made out to Thomas J. Kenan Client Trust Account , to

Thomas Kenan
c/o Fuller,Tubb,Bickford & Krahl
201 Robert S. Kerr Avenue, Suite #1000
Oklahoma City, OK 73102

NOTE:  FOR YOUR RECORDS RETAIN A COPY OF THIS COMPLETED FORM.